Exhibit 10.33

FIFTH OMNIBUS AMENDMENT TO
LOAN DOCUMENTS
by and among
FIRST STATES INVESTORS 5000A, LLC
AMERICAN FINANCIAL REALTY TRUST
FIRST STATES GROUP, L.P., and
FIRST STATES MANAGEMENT CORP., L.P., each
having an address at
1725 The Fairway Jenkintown, Pennsylvania 19046
LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR GMAC
COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE PASS-THROUGH
CERTIFICATES SERIES 2003-C3
having an address at
135 LaSalle Street, Chicago, lL 60603
and
PNC BANK, NATIONAL ASSOCIATION
having an address at
Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222

This FIFTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of July 31, 2006 (this "Agreement"), is by and among FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (together with its successors and assigns, "Borrower"), AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust (together with its successors and assigns, "AFR"), FIRST STATES GROUP, L.P., a Delaware limited partnership (together with its successors and assigns, "FSG"); AFR and FSG are each referred to herein as a Guarantor and collectively as the "Guarantors"), FIRST STATES MANAGEMENT CORP., L.P., a Delaware limited partnership (together with its successors and assigns, "Manager"), each having a principal place of business and chief executive office c/o First States Group, L.P., 1725 The Fairway, Jenkintown, Pennsylvania 19046, PNC BANK, NATIONAL ASSOCIATION, having an address at Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222 (together with its successors and assigns, "Cash Management Bank") and LaSalle Bank National Association, as trustee under the Pooling and Servicing Agreement dated December I, 2003, for GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates Series 2003-C3 in its capacity as the Al Noteholder (as defined in the Intercreditor Agreements, defined below) for the benefit of the holders of the Notes in accordance with the terms of the Intercreditor Agreements, having an office at 135 LaSalle Street, Chicago, IL 60603 (together with all successors and assigns, as "Lender").
W I T N E S S E T H:
A.     German American Capital Corporation ("Original Lender") made a loan to Borrower in the original principal amount of $400,000,000.00 (the "Original Loan") pursuant to the terms and conditions of that certain Loan and Security Agreement, dated as of June 30, 2003 between Borrower and Original Lender (the "First Original Loan Agreement") .
B.     The Original Loan was evidenced by that certain Note, dated as of June 30, 2003 (the "First Original Note").
C.     On October 1,2003, the Original Lender increased the amount of the First Original Note to $440,000,000.00 (the Original Loan, as increased, is hereinafter referred to as the "Loan"), pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement by and between Borrower and Original Lender (the First Original Loan Agreement, as amended, is hereinafter referred to as the "Original Loan Agreement"). The First Original Note was amended by that certain Consolidated Amended and Restated Note, dated as of October I, 2003 (the First Original Note, as amended, is hereinafter referred to as the "2003 Note") made by Borrower in favor of Original Lender.
D.     Pursuant to Section 5.1.11 of the Original Loan Agreement, Borrower and Original Lender severed the 2003 Note into seven (7) substitute promissory notes in an aggregate principal amount equal to the amount of the Loan.
E.     The Loan is currently evidenced by (I) that certain Promissory Note Al dated as of December 1, 2003, from Borrower to Original Lender in the original principal amount of $100,000,000 ("Note A1"); (2) that certain Promissory Note A2 dated as of December I, 2003 from Borrower to Original Lender in the original principal amount of $75,000,000.00 ("Note A2"); (3) that certain Promissory Note A3 dated as of December I, 2003 from Borrower to

Original Lender in the original principal amount of $85,000,000.00 ("Note A3"); (4) that certain Amended and Restated Promissory Note A4 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $40,000,000.00 ("Note A4"); (5) that certain Promissory Note A5 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $20,000,000.00 ("Note A5"); (6) that certain Promissory Note A6 dated as of March 31, 2004 from Borrower to Original Lender in the original principal amount of $20,000,000.00 ("Note A6"); and (7) that certain Promissory Note B dated as of December 1, 2003 from Borrower to Original Lender in the original principal amount of $100,000,000.00 ("Note B") (Note AI, Note A2, Note A3, Note A4, Note A5, Note A6 and Note Bare collectively hereinafter referred to as the "Original Notes"). The Original Loan Agreement and the Original Loan Documents were amended by: (i) that certain Omnibus Amendment to Loan Agreement dated as of October 1, 2003 by and among Borrower, American Financial Realty Trust, First States Group, L.P., First States Management Corp., LLC and Original Lender; (ii) that certain Second Omnibus Amendment to Loan Documents, dated as of December 1,2003 by and among Borrower, American Financial Realty Trust, First States Group, L.P., First States Management Corp., LLC, PNC Bank, National Association and Original Lender; (iii) that certain Third Omnibus Amendment to Loan Documents, dated as of March 31, 2004 by and among Borrower, American Financial Realty Trust, First States Group, L.P., First States Management Corp., LLC, PNC Bank, National Association and Lender; and (iv) that certain Fourth Omnibus Amendment to Loan Documents, dated June 30, 2006 by and among Borrower, American Financial Realty Trust, First States Group, L.P., First States Management Corp., L.P., PNC Bank, National Association and Lender (the Original Loan Agreement, as amended, is hereinafter referred to as the "Loan Agreement").
F.     The Loan and Notes are secured by that certain Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of June 30, 2003, executed by Borrower for the benefit of Original Lender, as amended by that certain First Amendment to Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of October 1,2003, executed by Borrower for the benefit of Original Lender (as amended, the "Mortgage") granting to Original Lender, among other things, a lien on certain real property commonly known as 700 8th Avenue, Palmetto, FL, 707 Mendham Boulevard, Orlando, FL, 2501 S. Congress, South Austin, TX, 4401 Central Avenue, Albequerque, NM and 2001 William Street, Cape Giradeau, MO, more particularly described in said Mortgage (the "SECOND PARTIAL DEFEASANCE REAL PROPERTY").
G.     Original Lender assigned all of its right, title and interest in the Note Al and Note B and the documents evidencing and securing Note Al and Note B to Note Al and Note B Lender.
H.     Original Lender assigned all of its right, title and interest in Note A2 and the documents evidencing and securing Note A2 to Wells Fargo Bank, N.A. as Trustee for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-Cl (the "Note A2 Lender").

I.     Original Lender assigned all of its right, title and interest in Note A3 and the documents evidencing and securing Note A3 to Wells Fargo Bank, N.A. as Trustee for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB2 (the "Note A3 Lender").
J.     Original Lender assigned all of its right, title and interest in Note A4 and the documents evidencing and securing Note A4 to Wells Fargo Bank, N.A. as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C I (the "Note A4 Lender").
K.     Original Lender assigned all of its right, title and interest in Note A5 and the documents evidencing and securing Note A5 to LaSalle Bank National Association as Trustee for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Note A5 Lender").
L.     Original Lender assigned all of its right, title and interest in Note A6 and the documents evidencing and securing Note A6 to Wells Fargo Bank, N.A., as Trustee for Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates Series COMM 2004-LNB3 (the "Note A6 Lender").
M.     Note Al and Note B Lender acts as Trustee pursuant to the terms of the Pooling and Servicing Agreement and, in its capacity as the Al Noteholder, is authorized to administer the Loan in accordance with the terms of the Pooling and Servicing Agreement and the Intercreditor Agreements. For purposes hereof, the term "Intercreditor Agreements" shall mean: (i) that certain A Notes Intercreditor Agreement, dated as of December 18, 2003 by and among German American Capital Corporation, as A-I Noteholder, German American Capital Corporation, as A-2 Noteholder, German American Capital Corporation, as A-3 Noteholder and German American Capital Corporation, as A-4 Noteholder, as supplemented by that certain Supplement dated as of March 31, 2004 by and among LaSalle Bank National Association, as Al Noteholder and Wells Fargo Bank, N.A., as A2 Noteholder and A3 Noteholder and acknowledged by German American Capital Corporation, individually in its capacity as initial holder of the A4 Note, A5 Note and A6 Note, and (ii) the Agreement among Noteholders dated as of December 18, 2003 by and between German American Capital Corporation, as Initial Note A Holder, and German American Capital Corporation, as Initial Note B Holder, as amended by that certain First Amendment to Agreement among Noteholders dated as of March 31, 2004 by and among LaSalle Bank National Association, as Note A-I Holder and Note B Holder, Wells Fargo Bank, N.A., as Note A-2 Holder and Note A-3 Holder, and German American Capital Corporation, individually in its capacity as initial holder of Note A-4, Note A-5 and Note A-6. Servicer acts as the Master Servicer and Serviced Companion Loan Paying Agent pursuant to the Pooling and Servicing Agreement.
N.     On June 30, 2006, Pledgor caused the Pledgee to release its lien on certain real property commonly known as 204 East Rush, Harrison, Arkansas, 1900 Tyler Street, Hollywood, Florida, 820 A Street, Tacoma, Washington and 401 Front St., Coeur D'Alene, Idaho, more particularly described in said Mortgage (the "FIRST PARTIAL DEFEASANCE REAL PROPERTY") in connection with a partial defeasance of the Loan (the "FIRST PARTIAL DEFEASANCE"). The Original Notes were amended by (i) the First Defeasance Amendment to

Note Al dated June 30, 2006 by and between Pledgor and Pledgee, which evidenced the undefeased portion of the Note AI; (ii) the First Defeasance Amendment to Note A2 dated June 30, 2006 by and between Pledgor and the Note A2 Lender, which evidences the undefeased portion of the Note A2; (iii) the First Defeasance Amendment to Note A3 dated June 30, 2006 by and between Pledgor and the Note A3 Lender, which evidences the undefeased portion of the Note A3; (iv) the First Defeasance Amendment to Note A4 dated June 30, 2006 by and between Pledgor and the Note A4 Lender, which evidences the undefeased portion of the Note A4; (v) the First Defeasance Amendment to Note A5 dated June 30, 2006 by and between Pledgor and the Note A5 Lender, which evidences the undefeased portion of the Note A5; (vi) the First Defeasance Amendment to Note A6 dated June 30, 2006 by and between Pledgor and the Note A6 Lender, which evidences the undefeased portion of the Note A6; and (vii) the First Defeasance Amendment to Note dated June 30, 2006 by and between Pledgor and Pledgee, which evidences the undefeased portion of the Note B (the Original Notes, as amended, are hereinafter referred to as the "NOTES") (the Original Loan Documents, as amended, collectively, with the Notes, the Loan Agreement and the Mortgage are hereinafter referred to as the "LOAN DOCUMENTS")
O.     Pursuant to the Loan Documents, Borrower has directed the Note Al and Note B Lender to release the lien of the Mortgage on the Second Partial Defeasance Real Property upon Borrower's partial defeasance of the Loan (the "Second Partial Defeasance").
P.     In conjunction with the Second Partial Defeasance of the Loan, the Notes have been amended by the following (the "Second Defeasance Amendments to Notes"): (x) the Second Defeasance Amendment to Note Al of even date herewith by and between Borrower and Note Al and Note B Lender, which evidences the undefeased portion of the Note AI; (y) the Second Defeasance Amendment to Note A2 of even date herewith by and between Borrower and Note A2 Lender, which evidences the undefeased portion of the Note A2; (z) the Second Defeasance Amendment to Note A3 of even date herewith by and between Borrower and Note A3 Lender, which evidences the undefeased portion of the Note A3; (aa) the Second Defeasance Amendment to Note A4 of even date herewith by and between Borrower and Note A4 Lender, which evidences the undefeased portion of the Note A4; (bb) the Second Defeasance Amendment to Note A5 of even date herewith by and between Borrower and Note A5 Lender, which evidences the undefeased portion of the Note A5; (cc) the Second Defeasance Amendment to Note A6 of even date herewith by and between Borrower and Note A6 Lender, which evidences the undefeased portion of the Note A6; and (dd) the Second Defeasance Amendment to Note B of even date herewith by and between Borrower and Note A I and Note B Lender, which evidences the undefeased portion of the Note B.
Q.     Borrower, Cash Management Bank, Manager, Guarantors and Lender desire to amend the terms of the Loan Documents (as defined in the Loan Agreement) to reflect the Partial Defeasance; and
R.     Borrower, Guarantors, Manager, Cash Management Bank and Lender intend that these Recitals be a material part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, ten dollars ($10.00) paid in hand by Lender to Borrower, Manager, Cash Management Bank and each Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Manager, Cash Management Bank, Guarantors and Lender hereby agree as follows:
Section 2.     Document References. All references in any Loan Document to the "Note" shall be deemed to be a reference to the Notes, as amended by the Second Defeasance Amendments to Notes.
Section 3.     Monthly Amount, Principal Amount. All references to (i) "Monthly Amount" in any of the Loan Documents shall mean the sum of the "Monthly Amount" payable under each of the promissory notes constituting the Notes, as amended by the Second Defeasance Amendments to Notes; and (b) "Principal Amount" in any of the Loan Documents shall mean the sum of the "Principal Amount" outstanding under each of the promissory notes constituting the Notes, as amended by the Second Defeasance Amendments to Notes.
Section 4.     Fee Parcels. The Second Partial Defeasance Real Property has been released from the lien oft he Mortgage, which lien shall remain in full force and effect with respect to the remaining Property.
Section 5.     Representations and Warranties. Borrower, Manager, Cash Management Bank and each Guarantor represent and warrant that each of its representations and warranties contained in any of the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date).
Section 6.     Full Force and Effect. Except as amended by this Agreement, each of the Loan Documents shall continue to remain in full force and effect. Notwithstanding anything to the contrary, this Agreement shall not amend the Notes, as amended by the Second Defeasance Amendments to Notes, and the Notes, as amended by the Second Defeasance Amendments to Notes, shall continue to remain unmodified and in full force and effect.
Section 7.     Ratification. Each Guarantor hereby reaffirms each of its obligations under that certain (i) Guaranty of Recourse Obligations and (ii) Environmental Indemnity, each dated as of June 30, 2003, as amended, and confirms that such obligations shall apply and relate in all respects to the Loan and the Loan Documents as amended by this Agreement and the Notes, as amended by the Second Defeasance Amendments to Notes.
Section 8.     Headings. Each of the captions contained in this Agreement are for the convenience of reference only and shall not define or limit the provisions hereof.
Section 9.     Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to choice of law rules.
Section 10.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
Section 11.     Severability.     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.

FIRST STATES INVESTORS 5000A, LLC,
a Delaware limited liability company

By: /s/Glenn Blumenthal
Name: Glenn Blumenthal
Title: Vice President

AMERICAN FINANCIAL REALTY TRUST,
a Maryland real estate investment trust

By: /s/Glenn Blumenthal
Name: Glenn Blumenthal
Title: Executive Vice President

FIRST STATES GROUP, L.P.
a Delaware limited partnership

By: First States Group, LLC,
a Delaware limited liability company
its General Partner

By: /s/Glenn Blumenthal
Name: Glenn Blumenthal
Title: Executive Vice President

FIRST STATES MANGEMENT CORP, L.P.
A Delaware limited partnership

By: First States Management, LLC, a Delaware
limited liability company, its General Partner

By: /s/Glenn Blumenthal
Name: Glenn Blumenthal
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as
trustee for GMAC Commercial Mortgage
Securities, Inc., Mortgage Pass-Through
Certificates, Series 2003-C3, in its capacity as the
A1 Noteholder for the benefit of the holders of the
Notes in accordance with the terms of the
Intercreditor Agreements

By: Capmark Finance Inc., a California
corporation, its authorized agent

By: /s/Jillian M. Brittin [SEAL]
Name: Jillian M. Brittin
Title: Vice President

ACCEPTED, ACKNOWLEDGED AND AGREED TO BY
PNC BANK, NATIONAL ASSOCIATION SOLELY WITH
RESPECT TO SECTIONS 1 AND 2 HEREOF AND AS THIS
AGREEMENT MODIFIES THE TERMS OF THAT
CERTAIN ACCOUNT AND CONTROL AGREEMENT,
DATED AS OF JUNE 30, 2003, BY BORROWER, LENDER
AND PNC BANK, NATIONAL ASSOCIATION:
PNC BANK, NATIONAL ASSOCIATION

By: /s/ Nancy J. Mirfin
Name: Nancy J. Mirfin
Title: Vice President

ACKNOWLEDGMENTS

First States Investors 5000A, LLC

COMMONWEALTH OF PENNSYLVANIA    )
) ss.
COUNTY OF MONTGOMERY        )

On the 26th day of July in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My commission expires: August 5, 2009

First States Group, L.P.

COMMONWEALTH OF PENNSYLVANIA    )
) ss.
COUNTY OF MONTGOMERY        )

On the 26th day of July in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My commission expires: August 5, 2009

American Financial Realty Trust

COMMONWEALTH OF PENNSYLVANIA    )
) ss.
COUNTY OF MONTGOMERY        )

On the 26th day of July in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My commission expires: August 5, 2009

First States Management Corp., L.P.

COMMONWEALTH OF PENNSYLVANIA    )
) ss.
COUNTY OF MONTGOMERY        )

On the 26th day of July in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared Glenn Blumenthal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christine E. Hoffman
Notary Public

[Notary Seal]	My commission expires: August 5, 2009

COMMONWEALTH OF PENNSYLVANIA )
) ss.
COUNTY OF MONTGOMERY )

On the 26th day of July in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared Jillian M. Brittin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Margaret Powers,
Notary Public

[Notary Seal]	My commission expires: July 23, 2009

COMMONWEALTH OF PENNSYLVANIA )
) ss.
COUNTY OF ____________________________)

On the _____day of _______ in the year 2006 before me, the undersigned, a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public